December 21, 2005

Att: Board of Directors
CYOP Systems International Inc.
1022 Sixth Street – Unit A
Hermosa Beach, California 90254
C/O Mitch White, Randy Peterson, Michael Ozerkevich

Re: Resignation of Gordon A. Samson

Please accept this as my resignation from CYOP Systems as Director and CFO and the subsidiary company Red Felt Software Ltd., as President and sole Director to be effective immediately. Please ensure the appropriate news release and Form 8-k is disseminated.

Yours truly,

Gordon A. Samson

cc.	Peter Hogan Richardson Patel